June 30, 2005

THE DREYFUS FUND INCORPORATED

Supplement to Prospectus dated May 2, 2005

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption "Management":

The fund’s primary portfolio manager is Sean P. Fitzgibbon. Mr. Fitzgibbon has been the primary portfolio manager of the fund since May 2005. Mr. Fitzgibbon is a senior vice president, portfolio manager and member of the U.S. Large Cap Core Equity Team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, where he has been employed since July 2003; prior thereto, he was employed at Standish Mellon Asset Management, LLC since August 1991. He also has been employed by Dreyfus since October 2004.

In addition, William Rubin, Barry Mills and David Sealy are fund portfolio managers with respect to certain market sectors in which the fund may invest. Mr. Rubin is a vice president, portfolio manager and research analyst at TBCAM, where he has been employed since June 2005. He also has been employed by Dreyfus since August 2002. Prior to joining Dreyfus, he spent three years covering the financial sector for Keefe Managers, Inc., a hedge fund focused solely on the financial services sector. Mr. Mills is a vice president, portfolio manager and research analyst at TBCAM, where he has been employed since June 2005. He also has been employed by Dreyfus since 1999. Mr. Sealy is a vice president, portfolio manager and research analyst at TBCAM, where he has been employed since June 2005. He also has been employed by Dreyfus since May 1997.